                                                                    EXHIBIT 10.6

                               PROMISSORY NOTE

$200,000.00                                              OKLAHOMA CITY, OKLAHOMA
                                                                   APRIL 5, 2000


                  For value received, GMX Resources Inc. ("Maker") promises to pay to the order of Ken L. Kenworthy, Jr.("Payee") the principal sum of Two hundred thousand and no/100 dollars ($200,000.00) on March 11, 2001.
Maker promises to pay interest on the unpaid principal balance outstanding hereunder from the date of this Note at the same times as Payee is obligated to pay interest to First National Bank of Edmond ("Bank") under the terms of that certain note number 1105400 payable by Payee to Bank, or any renewal or extension thereof ("Bank Note") at the same rate as Maker is obligated to pay interest on its bank indebtedness to Bank One Oklahoma N.A. ("Bank One Debt").

                  Payment of both principal and interest are to be made in lawful money of the United States of America. Any amount not paid when due shall bear interest at the default rate prescribed for the Bank One Debt.

                  The Maker agrees that if and as often as this note is placed in the hands of an attorney for collection or to enforce the holder's rights hereunder, Maker will pay to the holder hereof its reasonable attorneys fees, together with all court costs and other expenses incurred by such holder.

                  Maker and all endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to an extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, and any release of any party liable for payment of this obligation. Any such extension, renewal or release may be made without notice to any such party and without discharging such party's liability hereunder.

                  The Maker and the Payee and each other holder of this Note covenant and agree that their respective rights and obligations are subject to the terms of a Subordination Agreement between Maker, Payee and Bank One Oklahoma, N.A. dated as of May 19, 1999.

                  This Note contains no prepayment penalty and may be paid at any time prior to maturity and is to be interpreted according to the laws of the State of Oklahoma.

                  Executed effective as of the 5th day of April, 2000.


                           GMX RESOURCES INC.

                           By:     /s/ Ken L. Kenworthy
                               ----------------------------------------------
                                 Ken L. Kenworthy, Secretary and Treasurer

         Accepted and agreed effective as of the 5th day of April, 2000.



                                  -------------------------------------------
                                  Ken L. Kenworthy, Jr.

                                                                    EXHIBIT 10.6

                                PROMISSORY NOTE

$375,000.00                                              OKLAHOMA CITY, OKLAHOMA
                                                                  MARCH 11, 2000


                  For value received, GMX Resources Inc. ("Maker") promises to pay to the order of Ken L. Kenworthy, Jr.("Payee") the principal sum of Three hundred seventy five thousand and no/100 dollars ($375,000.00) on March 11, 2001. Maker promises to pay interest on the unpaid principal balance outstanding hereunder from the date of this Note at the same times as Payee is obligated to pay interest to First National Bank of Edmond ("Bank") under the terms of that certain note number 1105400 payable by Payee to Bank, or any renewal or extension thereof ("Bank Note") at the same rate as Maker is obligated to pay interest on its bank indebtedness to Bank One Oklahoma N.A. ("Bank One Debt").

                  Payment of both principal and interest are to be made in lawful money of the United States of America. Any amount not paid when due shall bear interest at the default rate prescribed for the Bank One Debt.

                  The Maker agrees that if and as often as this note is placed in the hands of an attorney for collection or to enforce the holder's rights hereunder, Maker will pay to the holder hereof its reasonable attorneys fees, together with all court costs and other expenses incurred by such holder.

                  Maker and all endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to an extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, and any release of any party liable for payment of this obligation. Any such extension, renewal or release may be made without notice to any such party and without discharging such party's liability hereunder.

                  The Maker and the Payee and each other holder of this Note covenant and agree that their respective rights and obligations are subject to the terms of a Subordination Agreement between Maker, Payee and Bank One Oklahoma, N.A. dated as of May 19, 1999.

                  This Note contains no prepayment penalty and may be paid at any time prior to maturity and is to be interpreted according to the laws of the State of Oklahoma.

                  Executed effective as of the 11th day of March, 2000.

                            GMX RESOURCES INC.

                            By:    /s/ Ken L. Kenworthy
                                ---------------------------------------------
                                  Ken L. Kenworthy, Secretary and Treasurer

                  Accepted and agreed effective as of the 11th day of March, 2000.



                               ----------------------------------------------
                               Ken L. Kenworthy, Jr.